Annual Report September 30, 1999


Oppenheimer
INSURED MUNICIPAL FUND

Oppenheimer Logo

OppenheimerFunds(r)
The Right Way to Invest

REPORT HIGHLIGHTS

ALTHOUGH TOTAL RETURN WAS NEGATIVE, Oppenheimer Insured Municipal Fund continued to offer positive tax-free yields.

MUNICIPAL BONDS WERE LESS VOLATILE than other types of fixed income securities such as U.S. Treasury bonds.

The Fund sold 30-year bonds, purchasing 20-year securities without giving up much yield. In doing so,

THE PORTFOLIO REDUCED ITS VULNERABILITY TO RISING INTEREST RATES.

    Contents

 1  President's Letter

 3  An Interview with  your Fund's  Manager

 7  Fund Performance

12  FINANCIAL  STATEMENTS

31  INDEPENDENT  AUDITORS' REPORT

32  Federal  Income Tax  Information

33  Officers and Trustees


AVERAGE ANNUAL TOTAL RETURNS
For the 1-Year Period  Ended 9/30/99*

 Class A
 Without                       With
Sales Chg.                  Sales Chg.
--------------------------------------
 -4.76%                       -9.28%

 Class B
 Without                       With
Sales Chg.                  Sales Chg.
--------------------------------------
 -5.47%                       -9.98%

Class C
 Without                       With
Sales Chg.                  Sales Chg.
--------------------------------------
 -5.48%                        -6.38%


  NOT FDIC INSURED
  NO BANK GUARANTEE
  MAY LOSE VALUE

  *      See page 10 for further details.

PRESIDENT'S LETTER

JAMES C. SWAIN
Chairman
Oppenheimer
Insured Municipal Fund

BRIDGET A. MACASKILL
President
Oppenheimer
Insured Municipal Fund

DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large" capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

1 OPPENHEIMER INSURED MUNICIPAL FUND

PRESIDENT'S LETTER

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.

     One recent development IS quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,

/s/James C. Swain            /s/Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
October 21, 1999


2 OPPENHEIMER INSURED MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER1

Q

HOW DID OPPENHEIMER INSURED MUNICIPAL FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED SEPTEMBER 30, 1999?

A. The rising interest-rate environment caused bond prices to fall during much of the one-year period. As a result, the total return for most fixed income securities was low or even negative during the period. Oppenheimer Insured Municipal Fund's total return was negative.

     On a tax-free yield basis, the Fund's tax-free yield, at 4.88%, was quite attractive in relation to comparable U.S. Treasury securities. Indeed, for investors in the top federal tax bracket, that works out to a taxable equivalent yield of 8.08%. That type of taxable return would be very difficult to achieve without taking substantial credit risk. Yet, during the period, the municipal bonds held in Oppenheimer Insured Municipal Fund's portfolio had an average credit quality of AAA.

HOW DID MUNICIPAL BONDS PERFORM COMPARED TO U.S. TREASURY BONDS DURING THE
PERIOD?

     In stark contrast to the volatile prices of U.S. Treasury securities, municipal bonds were remarkably stable throughout the one-year reporting period. Last fall, global economic uncertainty triggered a "flight to quality" by U.S. and foreign investors. This created unprecedented demand for U.S. Treasury securities, driving their prices up and their yields down. However, because municipal bonds do not provide tax advantages to foreign investors, munis did not benefit to the same extent.

1. Effective November 1, 1999, Christian Smith became the Portfolio Manager of the Fund.

3 OPPENHEIMER INSURED MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER1

"MUNICIPAL BONDS ARE EXTREMELY ATTRACTIVE IN RELATION TO U.S. TREASURY BONDS, YIELDING AS MUCH AS 95% OF A TAXABLE SECURITY."

In 1999, the situation completely reversed. As the global economy rebounded, investors regained their confidence and sold their Treasury bonds in order to return to financial assets such as stocks. Meanwhile, the municipal market maintained its value.

Unlike U.S. Treasury bonds, the most liquid market in the world, municipal bond prices are strongly influenced by supply factors. During the fiscal year, municipalities reduced their issuance of new bonds due to strong local economies that generated enough tax revenues to fund projects. This reduced supply was a positive factor for the municipal bond market.

WHAT OTHER FACTORS AFFECTED THE FUND'S PERFORMANCE?

By late summer, municipal bond prices had appreciated handsomely in relation to U.S. Treasury bonds. Simultaneously, corporate bond prices fell sharply as the Federal Reserve Board raised short-term interest rates, suggesting that the economy would slow and diminish corporate credit quality. This caused many insurance companies, which typically hold large quantities of municipals, to sell their positions in favor of the unusual opportunity in the corporate market. This had a negative impact on the Fund.

WHERE DID YOU FIND VALUE IN THE MARKET?

The "yield curve," the relationship between a bond's yield and maturity, offers pockets of opportunity for investors who have the ability and resources to study it. During the past fiscal year, we found that 30-year bonds did not pay much additional yield compared to 20-year bonds. As a result, we sold 30-year securities and reinvested in 20-year bonds without giving up much income. The advantage is that the 20-year bond is less sensitive to changes in interest rates, which is particularly important in a rising interest-rate environment.

4 OPPENHEIMER INSURED MUNICIPAL FUND

Still, a number of bonds that we purchased when interest rates were lower declined in value during the year. We took the opportunity to aggressively generate losses on those bonds in order to protect the portfolio from being taxed on any capital gains.

WHAT OTHER MANAGEMENT STRATEGIES HAVE YOU UTILIZED?

We have avoided discounted bonds that pay low coupons. These bonds tend to perform poorly in a rising interest-rate environment. In addition, we have been selling high quality California bonds to brokerage firms at higher-than-average prices because of strong demand from retail customers. We invested the proceeds into other positions offering very attractive tax-exempt yields.

WHAT IS YOUR OUTLOOK FOR THE FUND OVER THE COMING MONTHS?

Municipal bonds continue to be extremely attractive in relation to U.S. Treasury bonds. In fact, municipal bonds are yielding as much as 95% of a taxable security. As we have seen during the past year, municipal bonds also tend to be less volatile than other types of fixed income investments.

AVERAGE ANNUAL  TOTAL RETURNS
For the Periods Ended 9/30/99(2)
Class A
1-year   5-year 10-year
-------------------------
-9.28%   4.92%  6.15%

Class B         Since
1-year   5-year Inception
-------------------------
-9.98%   4.81%  3.96%

Class C         Since
1-year   5-year Inception
-------------------------
-6.38%   N/A    4.32%

5 OPPENHEIMER INSURED MUNICIPAL FUND

Furthermore, the national economy remains very strong, which should help reduce the risk of potential credit downgrades in the sector. Whatever the coming months may hold for the economy and the municipal bond market, we will continue to conduct thorough analysis in choosing positions for the portfolio, making Oppenheimer Insured Municipal Fund an important part of THE RIGHT WAY TO INVEST.



TOP 10 POSITIONS BY STATE(5)
----------------------------------------------------------
Texas                                                19.3%
----------------------------------------------------------
Illinois                                             13.3
----------------------------------------------------------
Pennsylvania                                         10.1
----------------------------------------------------------
New York                                              8.1
----------------------------------------------------------
Washington                                            4.4
----------------------------------------------------------
District of Columbia                                  4.3
----------------------------------------------------------
Indiana                                               4.3
----------------------------------------------------------
Ohio                                                  4.1
----------------------------------------------------------
Colorado                                              4.0
----------------------------------------------------------
California                                            3.9
----------------------------------------------------------

CREDIT ALLOCATION(3)

[PIE CHART]

o -AAA       81.6%
o -AA         16.5
o -A           1.9

--------------------

STANDARDIZED YIELDS(4)
For the 30 Days Ended 9/30/99
--------------------
Class A     4.88%
--------------------
Class B     4.35%
--------------------
Class C     4.35%

3. Portfolio data is subject to change. Percentages are as of September 30, 1999, and are dollar-weighted based on invested assets. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 4.80% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

4. Standardized yield is based on net investment income for the 30-day period ended September 30, 1999. Falling share prices will tend to artificially raise yields.

5. Portfolio data is subject to change. Percentages are as of September 30, 1999, and are based on total market value of investments.

6 OPPENHEIMER INSURED MUNICIPAL FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY THE MANAGER, OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 1999, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. For the Fund's fiscal year that ended September 30, 1999, Oppenheimer Insured Municipal Fund produced a negative total return. However, the Fund's tax-free yield was positive. During the period, we avoided discounted bonds that pay low coupons. We also sold 30-year securities and reinvested in 20-year bonds without giving up much income. The advantage is that 20-year bonds are less sensitive to changes in interest rates, which is particularly important in a rising interest-rate environment. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1999. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7 OPPENHEIMER INSURED MUNICIPAL FUND

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Insured Municipal Fund (Class A), and Lehman Brothers Municipal Bond Index

             Oppenheimer        Lehman
             ----------         ------
9.30.89         9525            10000
9.30.90         10078           10680
9.30.91         11396           12088
9.30.92         12620           13351
9.30.93         14389           15053
9.30.94         13608           14685
9.30.95         15009           16328
9.30.96         16009           17314
9.30.97         17491           18875
9.30.98         19066           20520
9.30.99         18160           20377


AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 9/30/99(1)
1-YEAR -9.28%    5-YEAR 4.92%     10-YEAR 6.15%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Insured Municipal Fund (Class B), and Lehman Brothers Municipal Bond Index

             Oppenheimer        Lehman
             ----------         ------
5.3.93          10000           10000
9.30.93         10604           10570
9.30.94         9949            10312
9.30.95         10892           11465
9.30.96         11531           12157
9.30.97         12502           13254
9.30.98         13524           14409
9.30.99         12785           14308


AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 9/30/99(1)
1-YEAR -9.98%    5-YEAR 4.81%     LIFE 3.96%

8 OPPENHEIMER INSURED MUNICIPAL FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Insured Municipal Fund (Class C), and Lehman Brothers Municipal Bond Index

             Oppenheimer        Lehman
             ----------         ------
8.29.95         10000           10000
9.30.95         10130           10063
9.30.96         10714           10671
9.30.97         11622           11633
9.30.98         12573           12647
9.30.99         11884           12559

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 9/30/99(1) 1-YEAR -6.38% LIFE 4.32%

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/89 for Class A, 4/30/93 for Class B and 8/31/95 for Class C.

1. See page 10 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

9 OPPENHEIMER INSURED MUNICIPAL FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares were first publicly offered on 11/11/86. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/93, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable 5% and 2% contingent deferred sales charges, respectively, for the one- and five-year periods. Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.


10 OPPENHEIMER INSURED MUNICIPAL FUND

FINANCIALS



11 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF INVESTMENTS  September 30, 1999

                                                                RATINGS:
                                                                MOODY'S/
                                                               S&P/FITCH                FACE        MARKET VALUE
                                                              (UNAUDITED)              AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES--99.3%
-----------------------------------------------------------------------------------------------------------------
 ALABAMA--1.8%
 Lauderdale Cnty. & Florence AL Health Care
 Authority RB, Coffee Health Group, Series A,
 5.25%, 7/1/19                                                 NR/AAA/AAA          $2,500,000          $2,315,800
-----------------------------------------------------------------------------------------------------------------
 ALASKA--3.3%
 AK Export & IDAU RB, Snettisham Hydroelectric
 Power, First Series, AMBAC Insured, 5.50%, 1/1/16             NR/AAA/AAA           1,145,000           1,098,009
-----------------------------------------------------------------------------------------------------------------
 AK Export & IDAU RB, Snettisham Hydroelectric
 Power, First Series, AMBAC Insured, 5.50%, 1/1/17             NR/AAA/AAA           1,265,000           1,203,331
-----------------------------------------------------------------------------------------------------------------
 AK Student Loan Corp. RRB, Series A, AMBAC
 Insured, 5.30%, 7/1/15                                       Aaa/AAA/AAA           2,165,000           2,044,388
                                                                                                      -----------
                                                                                                        4,345,728

-----------------------------------------------------------------------------------------------------------------
 ARIZONA--0.9%
 AZ Educational LMC RRB, Series B, 7%, 3/1/05                      Aa2/NR           1,090,000           1,141,099
-----------------------------------------------------------------------------------------------------------------
 CALIFORNIA--3.9%
 CA SCDAU Revenue Refunding COP, Cedars-Sinai
 Medical Center, MBIA Insured, 6.50%, 8/1/12                      Aaa/AAA           1,000,000           1,103,060
-----------------------------------------------------------------------------------------------------------------
 Pomona, CA USD GORB, Series A, MBIA Insured,
 6.15%, 8/1/15                                                    Aaa/AAA           1,000,000           1,073,150
-----------------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 MBIA Insured, Inverse Floater, 9.004%, 7/8/22(1)                 Aaa/AAA           1,500,000           1,725,000
-----------------------------------------------------------------------------------------------------------------
 Sacramento, CA MUD Electric RRB, Series G, MBIA
 Insured, 6.50%, 9/1/13                                         Aaa/AAA/A           1,000,000           1,130,250
                                                                                                      -----------
                                                                                                        5,031,460

-----------------------------------------------------------------------------------------------------------------
 COLORADO--4.0%
 CO Housing FAU MH RB, Series B-2, 5.90%, 10/1/38                 Aa2/AA+           1,000,000             989,450
-----------------------------------------------------------------------------------------------------------------
 CO Housing FAU SFM CAP RB, Series C-1, Zero Coupon,
 5.63%, 11/1/29(2)                                                 Aa2/NR           5,000,000             834,550
-----------------------------------------------------------------------------------------------------------------
 CO Housing FAU SFM RB, Sr. Lien, Series C-2, 6.875%,
 11/1/28                                                           Aa2/NR           2,000,000           2,144,180
-----------------------------------------------------------------------------------------------------------------
 Douglas & Elbert Cntys., CO SDI No. RE-1,
 Improvement GOB, Series A, MBIA Insured,
 8%, 12/15/09                                                     Aaa/AAA           1,000,000           1,237,010
                                                                                                      -----------
                                                                                                        5,205,190

-----------------------------------------------------------------------------------------------------------------
 CONNECTICUT--3.0%
 CT Housing FAU RB, Series A, Subseries A-2, 6.20%,
 11/15/22                                                          Aa2/AA             855,000             872,656
-----------------------------------------------------------------------------------------------------------------
 CT Housing FAU RRB, Series A, Subseries D-2, 6.20%,
 11/15/27                                                          Aa2/AA             995,000           1,012,850

12 OPPENHEIMER INSURED MUNICIPAL FUND

                                                                RATINGS:
                                                                MOODY'S/
                                                               S&P/FITCH                FACE        MARKET VALUE
                                                              (UNAUDITED)              AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 CONNECTICUT Continued
 CT Housing FAU RRB, Subseries C-2, 5.85%,
 11/15/28                                                             Aa2/AA       $1,980,000         $ 1,955,290
                                                                                                      -----------
                                                                                                        3,840,796

-----------------------------------------------------------------------------------------------------------------
 FLORIDA--3.3%
 FL HFA MH RRB, Series C, 6%, 8/1/11                               NR/AAA           1,000,000           1,042,350
-----------------------------------------------------------------------------------------------------------------
 Lee Cnty., FL Hospital Board of Directors RRB,
 MBIA Insured, Inverse Floater, 8.887%, 3/26/20(1)                Aaa/AAA           1,000,000           1,102,500
-----------------------------------------------------------------------------------------------------------------
 Miami-Dade Cnty., FL Aviation RB, Series C,
 MBIA Insured, 5.25%, 10/1/18                                  NR/AAA/AAA           1,000,000             924,710
-----------------------------------------------------------------------------------------------------------------
 Miami-Dade Cnty., FL SPO RRB, Sub. Lien, Series A,
 MBIA Insured, Zero Coupon, 5.45%, 10/1/15(2)                 Aaa/AAA/AAA           3,000,000           1,194,150
                                                                                                      -----------
                                                                                                        4,263,710


 GEORGIA--2.5%
 Dalton, GA DAU RB, MBIA Insured, 5.50%, 8/15/26              Aaa/AAA/AAA           1,000,000             966,590
-----------------------------------------------------------------------------------------------------------------
 GA MEAU RRB, Project One, Sub. Lien, Series A,
 AMBAC Insured, 5.375%, 1/1/13                                Aaa/AAA/AAA           2,285,000           2,259,225
                                                                                                       ----------
                                                                                                        3,225,815


-----------------------------------------------------------------------------------------------------------------
 ILLINOIS--13.2%
 Chicago, IL BOE GOB, Chicago School Reform
 Project, Series A, AMBAC Insured, 5.25%, 12/1/22             Aaa/AAA/AAA           2,000,000           1,833,240
-----------------------------------------------------------------------------------------------------------------
 Chicago, IL GOB, Inverse Floater, 7.255%, 1/1/28(1,3)             NR/AAA           5,000,000           4,040,800
-----------------------------------------------------------------------------------------------------------------
 Chicago, IL O'Hare International Airport RRB,
 General Airport, Second Lien, Series A,
 AMBAC Insured, 5.50%, 1/1/16                                 Aaa/AAA/AAA           2,500,000           2,417,675
-----------------------------------------------------------------------------------------------------------------
 Chicago, IL SFM RB, Series B, 6.95%, 9/1/28                       Aaa/NR           1,890,000           2,005,970
-----------------------------------------------------------------------------------------------------------------
 Cook Cnty., IL Community College District No. 508
 Chicago COP, FGIC Insured, 8.75%, 1/1/05                     Aaa/AAA/AAA             500,000             590,935
-----------------------------------------------------------------------------------------------------------------
 Cook Cnty., IL Community College District No. 508
 Lease COP, Series C, MBIA Insured, 7.70%, 12/1/07                Aaa/AAA           1,500,000           1,776,165
-----------------------------------------------------------------------------------------------------------------
 Cook Cnty., IL SDI No. 99 Cicero GOB, FGIC Insured,
 8.50%, 12/1/05                                                    Aaa/NR           1,170,000           1,399,718
-----------------------------------------------------------------------------------------------------------------
 IL Development FAU Retirement Housing RB,
 Regency Park, Escrowed to Maturity, Series A,
 Zero Coupon, 5.85%, 7/15/23(2)                                    NR/AAA           8,750,000           1,817,900
-----------------------------------------------------------------------------------------------------------------
 IL HFAU RRB, Methodist Medical Center,
 MBIA Insured, 5.125%, 11/15/18                               Aaa/AAA/AAA           1,500,000           1,354,125
                                                                                                      -----------
                                                                                                       17,236,528

13 OPPENHEIMER INSURED MUNICIPAL FUND

                                                                RATINGS:
                                                                MOODY'S/
                                                               S&P/FITCH                FACE        MARKET VALUE
                                                              (UNAUDITED)              AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 INDIANA--4.2%
 Hamilton Southeastern, IN Consolidated School
 Building Corp. RRB, First Mtg., AMBAC Insured,
 7%, 7/1/11                                                   Aaa/AAA/AAA          $  500,000           $ 524,975
-----------------------------------------------------------------------------------------------------------------
 IN HFFAU Hospital RB, Clarian Health Partners, Inc.,
 Series A, 6%, 2/15/21                                          Aa3/AA/AA           2,000,000           1,993,860
-----------------------------------------------------------------------------------------------------------------
 IN Office Building Commission Capital Complex RB,
 Series B, MBIA Insured, 7.40%, 7/1/15                            Aaa/AAA           2,500,000           2,993,275
                                                                                                      -----------
                                                                                                        5,512,110


-----------------------------------------------------------------------------------------------------------------
 MASSACHUSETTS--3.7%
 MA Health & Educational FA RB, Mt. Auburn
 Hospital Issue, Series B-1, MBIA Insured, 6.25%, 8/15/14         Aaa/AAA           1,000,000           1,060,860
-----------------------------------------------------------------------------------------------------------------
 MA HFA RB, Series A, AMBAC Insured, 6.60%, 7/1/14            Aaa/AAA/AAA           1,905,000           1,998,688
-----------------------------------------------------------------------------------------------------------------
 MA POAU RB, Series E, FGIC-TCRS Insured, 5%, 7/1/28              Aaa/AAA           2,000,000           1,718,880
                                                                                                      -----------
                                                                                                        4,778,428

-----------------------------------------------------------------------------------------------------------------
 NEVADA--1.6%
 Clark Cnty., NV Passenger Facility Charge RB,
 Las Vegas McCarran International Airport Project,
 Series B, MBIA Insured, 6.50%, 7/1/12                            Aaa/AAA           2,000,000           2,119,760
-----------------------------------------------------------------------------------------------------------------
 NEW HAMPSHIRE--0.4%
 NH Turnpike System RRB, Series A, FGIC Insured,
 6.75%, 11/1/11                                               Aaa/AAA/AAA             500,000             552,840
-----------------------------------------------------------------------------------------------------------------
 NEW YORK--8.1%
 L.I., NY PAU Electric System RRB,
 Series A, 5%, 12/1/18                                        Aaa/AAA/AAA           4,000,000           3,621,600
-----------------------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, Series D, FGIC Insured,
 4.75%, 6/15/25                                               Aaa/AAA/AAA           2,000,000           1,689,280
-----------------------------------------------------------------------------------------------------------------
 NYC RB, Series J, MBIA-IBC Insured, 5%, 5/15/17              Aaa/AAA/AAA           3,000,000           2,723,190
-----------------------------------------------------------------------------------------------------------------
 NYS United Nations Development Corp. RRB,
 Sr. Lien, Series B, 5.60%, 7/1/26                                A2/NR/A           2,590,000           2,487,514
                                                                                                      -----------
                                                                                                       10,521,584

-----------------------------------------------------------------------------------------------------------------
 OHIO--4.1%
 Cleveland, OH PPS RRB, First Mtg., Subseries 1,
 MBIA Insured, 5.125%, 11/15/18                                   Aaa/AAA           3,000,000           2,795,850
-----------------------------------------------------------------------------------------------------------------
 OH HFA Mtg. RB, 6.10%, 9/1/28                                     NR/AAA           1,990,000           1,989,881
-----------------------------------------------------------------------------------------------------------------
 Streetsboro, OH SDI GOB, AMBAC Insured,
 7.125%, 12/1/10                                              Aaa/AAA/AAA             500,000             572,670
                                                                                                      -----------
                                                                                                        5,358,401

14 OPPENHEIMER INSURED MUNICIPAL FUND

                                                                RATINGS:
                                                                MOODY'S/
                                                               S&P/FITCH                FACE        MARKET VALUE
                                                              (UNAUDITED)              AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 OKLAHOMA--1.7%
 OK Industrial Authority Health Systems RB,
 Baptist Medical Center, Series C, AMBAC Insured,
 7%, 8/15/05                                                  Aaa/AAA/AAA          $2,000,000         $ 2,219,020
-----------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA--10.0%
 Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
 Inverse Floater, 8.63%, 11/10/20(1)                          Aaa/AAA/AAA           1,000,000           1,147,500
-----------------------------------------------------------------------------------------------------------------
 Chester Cnty., PA Education & HFAU RRB,
 Series B, 5.375%, 5/15/27                                     A1/AA-/AA-           3,575,000           3,210,922
-----------------------------------------------------------------------------------------------------------------
 Delaware Valley, PA Regional FAU Local
 Government RB, Series B, AMBAC Insured,
 5.70%, 7/1/27                                                    Aaa/AAA           2,000,000           1,998,420
-----------------------------------------------------------------------------------------------------------------
 PA HEAA Student Loan RB, Series B,
 AMBAC Insured, Inverse Floater, 8.209%, 3/1/22(1)            Aaa/AAA/AAA           1,250,000           1,328,125
-----------------------------------------------------------------------------------------------------------------
 PA HEFAU RRB, Thomas Jefferson University,
 AMBAC Insured, 5%, 7/1/19                                        Aaa/AAA           2,000,000           1,807,680
-----------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Airport RB, Series 387A,
 Inverse Floater, 8.303%, 6/15/12(1)                                NR/NR           1,565,000           1,519,458
-----------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Regional POAU Lease RB,
 MBIA Insured, Inverse Floater, 8.50%, 9/1/20(1)                  Aaa/AAA           1,900,000           1,985,500
                                                                                                      -----------
                                                                                                       12,997,605

-----------------------------------------------------------------------------------------------------------------
 TEXAS--19.2%
 Cedar Hill, TX ISD CAP RRB, Zero Coupon,
 6.10%, 8/15/11(2)                                             Aaa/NR/AAA           1,585,000             836,991
-----------------------------------------------------------------------------------------------------------------
 Fort Worth, TX Higher Education Finance Corp. RB,
 AMBAC-TCRS Insured, 5%, 3/15/27                                  Aaa/AAA           3,000,000           2,614,860
-----------------------------------------------------------------------------------------------------------------
 Grand Prairie, TX HFDC RRB, Dallas/Ft. Worth Medical
 Center Project, AMBAC Insured, 6.875%, 11/1/10               Aaa/AAA/AAA           1,800,000           1,984,662
-----------------------------------------------------------------------------------------------------------------
 Harris Cnty., TX Hospital District RRB, AMBAC
 Insured, 7.40%, 2/15/10                                      Aaa/AAA/AAA           2,000,000           2,296,880
-----------------------------------------------------------------------------------------------------------------
 Harris Cnty., TX Houston Sports Authority Special
 CAP RB, Jr. Lien, Series B, MBIA Insured,
 Zero Coupon, 5.33%, 11/15/13(2)                              Aaa/AAA/AAA           4,360,000           1,946,914
-----------------------------------------------------------------------------------------------------------------
 Houston, TX Airport System RRB, Sub. Lien,
 Series B, FGIC Insured, 5%, 7/1/17                           Aaa/AAA/AAA           2,750,000           2,458,802
-----------------------------------------------------------------------------------------------------------------
 Lower Neches Valley, TX IDAU Corp. RRB,
 Mobil Oil Refining Corp., 5.55%, 3/1/33                           Aa2/AA           3,000,000           2,812,170
-----------------------------------------------------------------------------------------------------------------
 Lower Neches Valley, TX IDAU Corp. Sewer Facilities
 RB, Mobil Oil Refining Corp. Project, 6.40%, 3/1/30               Aa2/AA           1,000,000           1,031,150
-----------------------------------------------------------------------------------------------------------------
 Rio Grande Valley, TX HFDC Retirement Facilities RB,
 Golden Palms, Series B, MBIA Insured, 6.40%, 8/1/12              Aaa/AAA           2,000,000           2,120,800
-----------------------------------------------------------------------------------------------------------------
 Tarrant Cnty., TX HFDC RB, Texas Health Resources
 System, Series A, MBIA Insured, 5.75%, 2/15/11               Aaa/AAA/AAA           2,130,000           2,189,321

15 OPPENHEIMER INSURED MUNICIPAL FUND

                                                                RATINGS:
                                                                MOODY'S/
                                                               S&P/FITCH                FACE        MARKET VALUE
                                                              (UNAUDITED)              AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 TEXAS Continued
 TX A&M RB, Series 556, Inverse Floater,
 7.252%, 5/15/20(1)                                                 NR/NR          $5,000,000         $ 4,682,000
                                                                                                      -----------
                                                                                                       24,974,550

-----------------------------------------------------------------------------------------------------------------
 WASHINGTON--4.3%
 Chelan Cnty., WA Public Utilities District No. 1 RB,
 Chelan Hydroelectric Conservation System-Division III,
 Series A, 5.60%, 7/1/32                                       Aa3/AA/AA-           2,000,000           1,927,360
-----------------------------------------------------------------------------------------------------------------
 Tacoma, WA Electric Systems RB, Prerefunded,
 AMBAC Insured, Inverse Floater, 9.043%, 1/2/15(1)            Aaa/AAA/AAA           1,000,000           1,088,750
-----------------------------------------------------------------------------------------------------------------
 WA PP Supply System RRB, Nuclear Project No. 1,
 Series A, 5%, 7/1/13                                         Aa1/AA-/AA-           1,500,000           1,404,090
-----------------------------------------------------------------------------------------------------------------
 WA PP Supply System RRB, Nuclear Project No. 2,
 Series A, FGIC Insured, Zero Coupon, 5.50%, 7/1/09(2)        Aaa/AAA/AAA           2,000,000           1,203,080
                                                                                                      -----------
                                                                                                        5,623,280

-----------------------------------------------------------------------------------------------------------------
 WEST VIRGINIA--0.7%
 WV GOB, Capital Appreciation-Infracture, Series A,
 FGIC Insured, Zero Coupon, 5.20%, 11/1/14(2)                 Aa3/AAA/AAA           2,100,000             912,765
-----------------------------------------------------------------------------------------------------------------
 WISCONSIN--1.1%
 WI Health & Educational FA RB, Aurora Medical
 Group, Inc. Project, FSA Insured, 6%, 11/15/11               Aaa/AAA/AAA           1,370,000           1,470,764
-----------------------------------------------------------------------------------------------------------------
 DISTRICT OF COLUMBIA--4.3%
 DC Convention Center Authority Dedicated Tax RB,
 Sr. Lien, AMBAC Insured, 4.75%, 10/1/28                      Aaa/AAA/AAA           3,000,000           2,464,530
-----------------------------------------------------------------------------------------------------------------
 DC Hospital RRB, Medlantic Healthcare Group,
 Series A, MBIA Insured, 5.25%, 8/15/12                       Aaa/AAA/AAA           1,000,000             993,360
-----------------------------------------------------------------------------------------------------------------
 DC RRB, Prerefunded, Series A-1, MBIA Insured,
 6%, 6/1/11                                                   Aaa/AAA/AAA             100,000             107,242
-----------------------------------------------------------------------------------------------------------------
 DC RRB, Unrefunded Balance, Series A-1,
 MBIA Insured, 6%, 6/1/11                                     Aaa/AAA/AAA           1,900,000           2,008,547
                                                                                                      -----------
                                                                                                        5,573,679
-----------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $131,990,570)                                         99.3%        129,220,912
-----------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                          0.7             888,825
                                                                                    -----------------------------
 NET ASSETS                                                                             100.0%       $130,109,737
                                                                                    -----------------------------

16 OPPENHEIMER INSURED MUNICIPAL FUND

FOOTNOTES to statement of investments

To simplify the listings of securities, abbreviations are used per the table below:

BOE   Board of Education
CAP   Capital Appreciation
COP   Certificates of Participation
DAU   Development Authority
FA    Facilities Authority
FAU   Finance Authority
GOB   General Obligation Bonds
GORB  General Obligation Refunding Bonds
HEAA  Higher Education Assistance Agency
HEFAU Higher Educational Facilities Authority
HFA   Housing Finance Agency
HFAU  Health Facilities Authority
HFDC  Health Facilities Development Corp.
HFFAU Health Facilities Finance Authority
IDAU  Industrial Development Authority
ISD   Independent School District L.I. Long Island
LMC   Loan Marketing Corp.
MEAU  Municipal Electric Authority

MH    Multifamily Housing
MUD   Municipal Utility District
MWFAU Municipal Water Finance Authority
NYC   New York City NYS New York State
PAU   Power Authority
POAU  Port Authority
PP    Public Power
PPS   Public Power System
RB    Revenue Bonds
RRB   Revenue Refunding Bonds
SCDAU Statewide Communities Development Authority
SDI   School District
SFM   Single Family Mtg.
SPO   Special Obligations
USD   Unified School District
WSS   Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $18,619,633 or 14.31% of the Fund's net assets as of September 30, 1999.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,040,800 or 3.11% of the Fund's net assets as of September 30, 1999.

AS OF SEPTEMBER 30, 1999, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $37,548,433 OR 28.86% OF THE FUND'S NET ASSETS.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September  30, 1999

-----------------------------------------------------------------------------------------------------------------
 ASSETS
 Investments, at value (cost $131,990,570)--see accompanying statement                              $ 129,220,912
-----------------------------------------------------------------------------------------------------------------
 Cash                                                                                                     117,917
-----------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                                               1,784,284
 Shares of beneficial interest sold                                                                       370,513
 Other                                                                                                     26,083
                                                                                                     ------------
 Total assets                                                                                         131,519,709

-----------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Payables and other liabilities:
 Notes payable to bank (interest rate at 5.975% at September 30, 1999)--Note 6                            800,000
 Dividends                                                                                                333,586
 Shares of beneficial interest redeemed                                                                   124,294
 Distribution and service plan fees                                                                        80,096
 Shareholder reports                                                                                       43,764
 Transfer and shareholder servicing agent fees                                                             12,350
 Trustees' compensation                                                                                       200
 Other                                                                                                     15,682
 Total liabilities                                                                                      1,409,972
                                                                                                     ------------
 NET ASSETS                                                                                          $130,109,737
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                                    $ 133,588,693
-----------------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                                    (82,803)
-----------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                                (626,495)
-----------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments--Note 3                                                    (2,769,658)
                                                                                                     ------------
 Net assets                                                                                          $130,109,737
                                                                                                     ============

18 OPPENHEIMER INSURED MUNICIPAL FUND

-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $98,030,062 and 5,948,043 shares of beneficial interest outstanding)                                      $16.48
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                                               $17.30
-----------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,468,484
 and 1,605,517 shares of beneficial interest outstanding)                                                  $16.49
-----------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,611,191
 and 340,547 shares of beneficial interest outstanding)                                                    $16.48


See accompanying Notes to Financial Statements.



19 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1999

-----------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest                                                                                            $  7,778,347

-----------------------------------------------------------------------------------------------------------------
 EXPENSES
 Management fees--Note 4                                                                                  601,513
-----------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees--Note 4:
 Class A                                                                                                  245,096
 Class B                                                                                                  285,641
 Class C                                                                                                   57,731
-----------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note 4                                                    118,665
-----------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                       74,074
-----------------------------------------------------------------------------------------------------------------
 Registration and filing fees                                                                              39,275
-----------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                               22,200
-----------------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                               12,876
-----------------------------------------------------------------------------------------------------------------
 Accounting service fees--Note 4                                                                           12,000
-----------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                     3,984
-----------------------------------------------------------------------------------------------------------------
 Other                                                                                                     14,801
                                                                                                     ------------
 Total expenses                                                                                         1,487,856
 Less expenses paid indirectly--Note 1                                                                    (15,619)
                                                                                                     ------------
 Net expenses                                                                                           1,472,237
-----------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                                                  6,306,110

-----------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments                                                                                           (1,138,896)
 Closing of futures contracts                                                                             786,788
                                                                                                     ------------
 Net realized loss                                                                                       (352,108)

-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments                                 (12,885,535)
 Net realized and unrealized loss                                                                     (13,237,643)

-----------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $ (6,931,533)
                                                                                                     ============

 See accompanying Notes to Financial Statements.


20 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED SEPTEMBER 30,                                                                1999                1998
-----------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                                           $  6,306,110        $  5,368,369
-----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                            (352,108)          1,181,782
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                            (12,885,535)          3,993,214
                                                                                 --------------------------------
 Net increase (decrease) in net assets resulting from operations                   (6,931,533)         10,543,365

-----------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment
 income:
 Class A                                                                           (4,716,753)         (4,498,622)
 Class B                                                                           (1,078,468)           (921,805)
 Class C                                                                             (218,878)           (140,882)
-----------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                           (1,141,094)           (646,115)
 Class B                                                                             (310,557)           (149,337)
 Class C                                                                              (60,365)            (19,416)

-----------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from
 beneficial interest transactions--Note 2:
 Class A                                                                            6,192,573           8,417,042
 Class B                                                                            2,067,306           6,601,026
 Class C                                                                            1,305,323           2,237,718

-----------------------------------------------------------------------------------------------------------------
 NET ASSETS
 Total increase (decrease)                                                         (4,892,446)         21,422,974
-----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                              135,002,183         113,579,209
                                                                                 --------------------------------
 End of period (including overdistributed net investment
 income of $82,803 and $297,350, respectively)                                   $130,109,737        $135,002,183
                                                                                 ================================

 See accompanying Notes to Financial Statements.

21 OPPENHEIMER INSURED MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

 CLASS A         YEAR ENDED SEPTEMBER 30,              1999          1998         1997          1996         1995
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                $18.31        $17.72       $17.07        $16.86       $16.14
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .84           .80          .91           .90          .90
 Net realized and unrealized gain (loss)              (1.67)          .75          .63           .20          .71
                                                     ------------------------------------------------------------
Total income (loss) from
 investment operations                                 (.83)         1.55         1.54          1.10         1.61
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                  (.80)         (.84)        (.89)         (.89)        (.89)
 Distributions from net realized gain                  (.20)         (.12)          --            --           --
                                                     ------------------------------------------------------------
Total dividends and distributions
 to shareholders                                      (1.00)         (.96)        (.89)         (.89)        (.89)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $16.48        $18.31       $17.72        $17.07       $16.86
                                                     ============================================================
-----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                  (4.76)%        9.01%        9.25%         6.67%       10.29%

-----------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)          $ 98,030      $102,687      $91,051       $83,516      $76,691
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $103,527      $ 96,458      $86,511       $81,233      $70,650
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                 4.77%         4.49%        5.25%         5.27%        5.52%
 Expenses                                              0.89%         0.89%(3)     0.95%(3)      1.02%(3)     0.95%(3)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                             108%           73%          77%           93%          58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999 were $153,837,549 and $147,711,836, respectively.

See accompanying Notes to Financial Statements.


22 OPPENHEIMER INSURED MUNICIPAL FUND

 CLASS B         YEAR ENDED SEPTEMBER 30,              1999          1998         1997          1996         1995
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                $18.32        $17.73       $17.08        $16.87       $16.15
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .71           .67          .76           .77          .78
 Net realized and unrealized gain (loss)              (1.67)          .74          .65           .20          .71
                                                     ------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (.96)         1.41         1.41           .97         1.49
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                  (.67)         (.70)        (.76)         (.76)        (.77)
 Distributions from net realized gain                  (.20)         (.12)          --            --           --
                                                     ------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                       (.87)         (.82)        (.76)         (.76)        (.77)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $16.49        $18.32       $17.73        $17.08       $16.87
                                                     ============================================================
-----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                  (5.47)%        8.18%        8.43%         5.87%        9.47%

-----------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)           $26,468       $27,392      $19,974       $15,983      $13,341
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $28,562       $23,817      $17,309       $14,822      $11,987
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                 4.00%         3.76%        4.48%         4.50%        4.75%
 Expenses                                              1.65%         1.64%(3)     1.71%(3)      1.77%(3)     1.71%(3)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                             108%           73%          77%           93%          58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $153,837,549 and $147,711,836, respectively.

 See accompanying Notes to Financial Statements.


23 OPPENHEIMER INSURED MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 CLASS C         YEAR ENDED SEPTEMBER 30,              1999          1998        1997(5)       1996         1995(6)
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                $18.31        $17.72       $17.06        $16.86       $16.72
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .71           .70          .76           .75          .08
 Net realized and unrealized gain (loss)              (1.67)          .71          .65           .21          .14
                                                     ------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (.96)         1.41         1.41           .96          .22
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                  (.67)         (.70)        (.75)         (.76)        (.08)
 Distributions from net realized gain                  (.20)         (.12)          --            --           --
                                                     ------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                       (.87)         (.82)        (.75)         (.76)        (.08)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $16.48        $18.31       $17.72        $17.06       $16.86
                                                     ============================================================
-----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                  (5.48)%        8.18%        8.48%         5.77%        1.30%

-----------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)            $5,611        $4,923       $2,554          $924         $211
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $5,775        $3,661       $1,720          $618         $  1
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                 4.01%         3.82%        4.45%         4.38%        4.89%
 Expenses                                              1.65%         1.64%(3)     1.72%(3)      1.81%(3)     1.07%(3)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                             108%           73%          77%           93%          58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $153,837,549 and $147,711,836, respectively.
5. Per share amounts calculated based on the average shares outstanding during the period.
6. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

 See accompanying Notes to Financial Statements.


24 OPPENHEIMER INSURED MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Insured Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from Federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge
(CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


25 OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $28,550, an increase in overdistributed net investment income of $77,464, and a decrease in accumulated net realized loss on investments of $106,014.
--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


26 OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED SEPTEMBER 30, 1999           YEAR ENDED SEPTEMBER 30, 1998
                                               SHARES              AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                       1,139,629         $20,168,330             955,728         $17,118,675
 Dividends and/or distributions reinvested    246,492           4,359,639             212,388           3,794,412
 Redeemed                                  (1,046,047)        (18,335,396)           (698,348)        (12,496,045)
                                           ----------------------------------------------------------------------
 Net increase                                 340,074          $6,192,573             469,768          $8,417,042
                                           ======================================================================
-----------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                         483,752          $8,559,831             543,004          $9,724,208
 Dividends and/or distributions reinvested     50,736             898,692              39,547             706,671
 Redeemed                                    (424,380)         (7,391,217)           (213,910)         (3,829,853)
                                           ----------------------------------------------------------------------
 Net increase                                 110,108          $2,067,306             368,641          $6,601,026
                                           ======================================================================
-----------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                         140,475          $2,501,020             156,606          $2,808,699
 Dividends and/or distributions reinvested     11,966             211,869               7,178             128,230
 Redeemed                                     (80,811)         (1,407,566)            (39,038)           (699,211)
                                           ----------------------------------------------------------------------
 Net increase                                  71,630          $1,305,323             124,746          $2,237,718
                                           ======================================================================
-----------------------------------------------------------------------------------------------------------------

3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of September 30, 1999, net unrealized depreciation on securities of $2,769,658 was composed of gross appreciation of $2,457,956, and gross depreciation of $5,227,614.


27 OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $100 million of average annual net assets, 0.40% of the next $150 million, 0.375% of the next $250 million and 0.35% of average annual net assets in excess of $500 million. The Fund's management fee for year ended September 30, 1999 was 0.44% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                      AGGREGATE          CLASS A      COMMISSIONS      COMMISSIONS      COMMISSIONS
                                      FRONT-END        FRONT-END       ON CLASS A       ON CLASS B       ON CLASS C
                                  SALES CHARGES    SALES CHARGES           SHARES           SHARES           SHARES
                                     ON CLASS A      RETAINED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
YEAR ENDED                               SHARES      DISTRIBUTOR      DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------------
September 30, 1999                     $214,856          $36,028          $13,460         $274,507          $21,836

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                     CLASS A                              CLASS B                           CLASS C
                         CONTINGENT DEFERRED                  CONTINGENT DEFERRED               CONTINGENT DEFERRED
                               SALES CHARGES                        SALES CHARGES                     SALES CHARGES
 YEAR ENDED          RETAINED BY DISTRIBUTOR              RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
September 30, 1999                       $--                              $96,005                            $4,312

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

28 OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $245,096, all of which was paid by the Distributor to recipients. That included $12,398 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

     Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                                                DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                                    AGGREGATE        UNREIMBURSED
                                                                                 UNREIMBURSED       EXPENSES AS %
                                       TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                           UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
-----------------------------------------------------------------------------------------------------------------
Class B Plan                                 $285,641            $233,634            $938,638               3.55%
Class C Plan                                   57,731              33,511              78,916                1.41

29 OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

 The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
--------------------------------------------------------------------------------
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had borrowings outstanding of $800,000 at September 30, 1999.



30 OPPENHEIMER INSURED MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER INSURED MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Insured Municipal Fund as of September 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1999 and 1998, and the financial highlights for the period October 1, 1994 to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Insured Municipal Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Denver, Colorado
October 21, 1999


31 OPPENHEIMER INSURED MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  UNAUDITED

-------------------------------------------------------------------------------
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $0.2635, $0.2521 and $0.2521 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 10, 1998, of which $0.1289 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     None of the dividends paid by the Fund during the fiscal year ended September 30, 1999 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax advisor for specific guidance.




32 OPPENHEIMER INSURED MUNICIPAL FUND

OPPENHEIMER INSURED MUNICIPAL FUND

A SERIES OF OPPENHEIMER MUNICIPAL FUND
--------------------------------------

OFFICERS AND TRUSTEES

James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
Robert G. Avis, Trustee
William H. Armstrong, Trustee
William A. Baker, Trustee
George C. Bowen, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
Ned M. Steel, Trustee
Caryn R. Halbrecht, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert G. Zack, Assistant Secretary
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
--------------------------------------------------------------------------------
INVESTMENT ADVISOR                OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
DISTRIBUTOR                      OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER         OppenheimerFunds Services
SERVICING AGENT
--------------------------------------------------------------------------------
CUSTODIAN OF                     Citibank, N.A.
PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS             Deloitte & Touche LLP
--------------------------------------------------------------------------------
LEGAL COUNSEL                    Myer, Swanson, Adams & Wolf, P.C.
--------------------------------------------------------------------------------
This is a copy of a report to shareholders of Oppenheimer Insured Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Insured Municipal Fund. For material information concerning the Fund, see the Prospectus.

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE
NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

33 OPPENHEIMER INSURED MUNICIPAL FUND

INFORMATION and services

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INTERNET
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WWW.OPPENHEIMERFUNDS.COM
-------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
-------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
-------------------------------------------------------------------------------
PHONELINK
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1.800.533.3310
-------------------------------------------------------------------------------
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Mon-Fri 8:30am-7pm ET
1.800.843.4461
-------------------------------------------------------------------------------
OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
-------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
-------------------------------------------------------------------------------

RA0865.001.0999  November 29, 1999

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